FEDERAL TRUST CORPORATION

                          Up to 2,701,619 Common Stock
                           ($0.01 Par Value Per Share)

                       Subscription Price $____ Per Share


                                AGENCY AGREEMENT


                               _____________, 1997


Keefe, Bruyette & Woods, Inc.
211 Bradenton Drive
Dublin, Ohio 43017-5034

Ladies and Gentlemen:

         Federal Trust Corporation, a Florida corporation ("Company") and Federal Trust Bank, a Federal Savings Bank, a federally chartered savings bank (the "Bank") hereby confirm their agreement with Keefe, Bruyette & Woods, Inc. (the "Agent") as follows:

         Section 1. The Offering. Pursuant to a Registration Statement on Form S-1, hereinafter described, the Company intends to distribute to the holders of record (the "Current Shareholders") of the Company's common stock, $0.01 par value per share (the "Common Stock"), as of March 26, 1997 (the "Record Date"), subscription rights (the "Subscription Rights") to subscribe for and purchase up to an aggregate of 2,701,619 Shares of Common Stock of the Company ("Shares") at a subscription price of $___ per share ("Subscription Price"). Each Current Shareholder will receive a non-transferable right to subscribe for and purchase one additional share of Common Stock for each whole share of Common Stock owned on the Record Date. Such offering of Subscription Rights to Current Shareholders is referred to as the "Rights Offering" and shall be deemed to commence upon the date of the first general mailing of the prospectus, as hereinafter defined ("Commencement Date").

         Upon completion of the Rights Offering, the Company will offer shares not subscribed for in the Rights Offering to members of the general public (the "Community Offering") to whom a copy of the prospectus (as hereinafter defined) is delivered and through participating registered broker-dealers in a concurrent syndicated community offering (the "Syndicated Community Offering"). The Rights Offering, the Community Offering and the Syndicated Community Offering, together, are collectively referred to as the "Offering."

         The Company has filed with the Securities and Exchange Commission ("Commission") a registration statement on Form S-1 (File No. 333-___________), including exhibits ("Registration Statement"), containing a prospectus relating



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Keefe, Bruyette & Woods, Inc.
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to the Offering,  for the registration of the Shares under the Securities Act of
1933 ("1933 Act"), and has filed such amendments and supplements thereto, if any, and such amended prospectuses and supplemented prospectuses as may have been required to the date hereof. The prospectus, as amended, on file with the Commission at the time the Registration Statement initially becomes effective is hereinafter called the "Prospectus," except that if any prospectus is filed by the Company pursuant to Rule 424(b) or (c) of the rules and regulations of the Commission under the 1933 Act ("1933 Act Regulations") differing from the prospectus on file at the time the Registration Statement initially becomes effective, the term "Prospectus" shall refer to the prospectus filed pursuant to Rule 424(b) or (c) from and after the time said prospectus is filed with the Commission.

         Section 2. Retention of Agents; Compensation and Expenses; Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, the Company hereby appoints the Agent as its agent to utilize its best efforts to solicit subscriptions and purchase orders for shares of Common Stock in the Offering and to consult with and advise the Company in accordance with the terms of this Agreement and the Prospectus.

         On the basis of the representations and warranties and the agreements herein, but subject to the terms and conditions herein, the Agent accepts such appointment and agrees to consult with and advise the Company as to the matters set forth in the letter agreement dated March 12, 1997 ("Letter Agreement"), between the Company and the Agent. It is acknowledged by the Company that the Agent shall not be required to purchase any Shares or take any action inconsistent with all applicable laws, regulations, decisions or orders. If requested by the Company, the Agent may engage additional broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for shares under a selected dealers' agreement in the form attached hereto as Exhibit A.

         The obligations of the Agent pursuant to this Agreement shall terminate upon the completion, termination or abandonment of the Rights Offering by the Company or upon termination of the Offering, but in no event later than ______________, 1997 ("End Date"). All unpaid fees and expenses due to the Agent shall be payable in immediately available funds at the earlier of the Closing Date (as hereinafter defined) or the End Date. In the event the Offering is extended beyond the End Date, the Company, the Bank and the Agent may agree to renew this Agreement under mutually acceptable terms.

         Neither the Agent nor any NASD member shall hold any funds of subscribers for any of the shares. All checks received from such subscribers shall be made payable to "________, Subscription Agent for Federal Trust Corporation" (the "Subscription Agent").

         In the event the Company is unable to sell a minimum of 1,000,000 Shares within the period herein provided, this Agreement shall terminate and the Company shall direct the Subscription Agent to refund to all persons who have subscribed for any of the Shares the full amount which it may have received from



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Keefe, Bruyette & Woods, Inc.
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them without interest as set forth in the Prospectus; and none of the parties to this Agreement shall have any obligation to the other parties hereunder, except as set forth in this Section 2 and in Sections 6, 7, and 8 hereof.

         In the event the Offering is terminated or otherwise abandoned for any reason not attributable to the action or inaction of the Agent, the Agent shall have earned and be entitled to be paid the fees and expenses accruing to the date of such termination pursuant to this Section 2.

         If all conditions precedent to the consummation of the Offering, including, without limitation, the receipt of subscriptions for the minimum number of Shares permitted to be sold in the Offering and compliance by the Company and the Bank of the conditions set forth in Section 5 hereof to the reasonable satisfaction of the Agent and its counsel, are satisfied, the Company agrees to issue, or have issued, the Shares sold in the Offering and to deliver certificates for such Shares on the Closing Date (as hereinafter defined) against payment to the Company. The release of Shares against payment therefor shall be made at a time, date and place mutually acceptable to the Company and the Agent. Certificates for Shares shall be delivered directly to the purchasers in accordance with their directions. The date upon which the Company shall release or deliver the Shares sold in the Offering, in accordance with the terms herein, is called the "Closing Date."

         The Agent shall receive the following compensation for its services hereunder:

         (a) An advisory fee of $25,000, which the Agent acknowledges has previously been paid. Such fee shall be applied against the fees paid pursuant section (b) below.

         (b) (i) A marketing fee of 2.0% of the aggregate purchase price of the Shares sold in the Rights Offering, excluding Shares purchased by the Bank's officers, directors or employees.

                  (ii) A marketing fee of 7.0% of the aggregate purchase price of the Shares sold in the Community Offering and the Syndicated Community Offering, excluding Shares purchased by the Bank's officers, directors and employees. The Agent shall pass on to such selected broker-dealers who participate in the Syndicated Community Offering an amount competitive with gross underwriting discounts charged at such time for comparable amounts of stock sold at a comparable price per share in a similar market environment. Fees with respect to purchases affected with the assistance of broker-dealers other than the Agent shall be transmitted by the Agent to such broker-dealer.

         Whether or not the sale of the Shares by the Company is consummated, the Company agrees to pay or reimburse the Agent, from time to time upon the Agent's request, for all reasonable out-of-pocket expenses incurred by the Agent



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Keefe, Bruyette & Woods, Inc.
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including, but not limited to, travel, communication, lodging and postage, up to a maximum of $10,000. In the event the Company terminates the Offering for any reason, except based on the breach of the Agent's obligations hereunder, the Company will reimburse the Agent for the fees and expenses of its counsel.

         The Company shall bear the expenses of the Offering customarily borne by issuers, including, without limitation, Commission, "Blue Sky," and NASD filing and registration fees; the fees of the Company's accountants, attorneys, appraiser, transfer agent and registrar, and other agent fees and expenses; any stock issue or transfer taxes; printing, mailing and marketing and syndicate expenses associated with the Offering.

         Full payment of the Agent's fees and expenses, as described above, shall be made by wire transfer in immediately available funds on the earlier of the Closing Date or the End Date.

         Section 3. Representations and Warranties of the Company. The Company represents and warrant to the Agent as follows:

         (a) The Registration Statement has been declared effective by the Commission. At the time the Registration Statement, including the Prospectus contained therein, became effective, the Registration Statement, including the Prospectus contained therein, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and the Registration Statement, including the Prospectus contained therein, and any information regarding the Company or the Bank contained in Sales Information (as such term is defined in Section 6 hereof) authorized by the Company for use in connection with the Offering, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and at the time any Rule 424(b) or (c) Prospectus was filed with the Commission and as of the date of this Agreement, the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), any information regarding the Company or the Bank contained in Sales Information (as such term is defined in Section 6 hereof) authorized by the Company for use in connection with the Offering did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3(a) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly regarding the Agent for use in the Prospectus under the captions "Market for Common Stock and Dividends" and "The Offering--Marketing Arrangements." No documents are incorporated by reference in the Prospectus.

         (b)  No  order  has  been  issued  by  the   Commission  or  any  other
governmental  agency  preventing or suspending  the use of the Prospectus and no



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Keefe, Bruyette & Woods, Inc.
Page 5


action  by  or  before  any   governmental   entity  to  revoke  any   approval,
authorization or order of effectiveness related to the Offering is pending or, to the best knowledge of the Company, threatened.

         (c) The Subscription Rights have been duly and validly authorized and, at or prior to the Commencement Date, will have been granted and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms; except as enforcement may be limited by
(a) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws relating to creditors' rights generally, or
(b) general equitable principles (whether considered in an action at law or in equity); and the Subscription Rights and the certificates related thereto have the terms set forth in the Prospectus; the Subscription Agent Agreement dated as of __________, 1997 (the "Subscription Agent Agreement"), between the Company and the Subscription Agent will be in substantially the form filed as an exhibit to the Registration Statement; and the Subscription Agent Agreement has been duly authorized and validly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms.

         (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; the Company is qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, earnings, capital, assets, properties or the business of the Company; the Company has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings, capital, assets or properties of the Company and the Bank taken as a whole; and all such licenses, permits and governmental authorizations are in full force and effect, and the Company is complying in all material respects therewith.

         (e) The capitalization of the Company as of March 31, 1997 is as set forth under the caption "Capitalization" in the Registration Statement. All the authorized shares of Common Stock have been duly authorized, and all the issued and outstanding shares of Common Stock are, and all the Shares, when issued, delivered and paid for in the manner described in the Prospectus, will be, validly issued and outstanding, fully paid and nonassessable. None of the Shares to be sold by the Company when issued, delivered and paid for in accordance with the Prospectus, will be subject to any lien, claim, encumbrance, preemptive rights or any other claim against the Company by any third party; and the Shares will conform in all material respects to the description thereof contained in the Registration Statement under the caption "Description of Capital Stock". Except as described in the Registration Statement and the Prospectus, there are no outstanding securities or other obligations which are convertible into Common Stock or into any other equity or debt security of the Company, and there are no


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Keefe, Bruyette & Woods, Inc.
Page 6


outstanding options, warrants, rights, scrip, rights to subscribe to, calls or other commitments of any nature which would entitle the holder, upon exercise thereof, to be issued Common Stock or any other equity or debt security of the Company.

         (f) The Bank is organized and is validly existing as a federally chartered savings bank in stock form of organization in good standing under the laws of the United States, duly authorized to conduct its business and own its property as described in the Registration Statement and the Prospectus; the Bank has obtained all licenses, permits and other governmental authorizations required for the conduct of its business except those that individually or in the aggregate would not materially adversely affect the financial condition, earnings, capital, assets or properties of the Company and the Bank taken as a whole; all such licenses, permits and governmental authorizations are in full force and effect and the Bank is complying therewith in all material respects; the Bank is duly qualified as a foreign corporation to transact business in each jurisdiction in which the failure to be so qualified in one or more of such jurisdictions would have a material adverse effect on the financial condition, earnings, capital, assets properties or business of the Bank. All of the outstanding capital stock of the Bank is held beneficially and of record by the Company, free and clear of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever. There are no outstanding securities or other obligations which are convertible into the common stock of the Bank or into any other equity or debt security of the Bank, and there are no outstanding options, warrants, rights, scrip, rights to subscribe to, calls or other commitments of any nature which would entitle the holder, upon exercise thereof, to be issued the common stock of the Bank or any other equity or debt security of the Bank.

         (g) The Company does not own any equity securities or any equity interest in any business enterprise other than the Bank. The Bank does not own any equity securities or any equity interest in any business enterprise except as described in the Prospectus.

         (h) The Bank is a member of the Federal Home Loan Bank of Atlanta ("FHLB- Atlanta"); the deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation ("FDIC") under the Savings Association Insurance Fund ("SAIF") up to applicable legal limits; and no proceedings for the termination or revocation of such membership or insurance are pending or, to the best knowledge of the Bank, threatened.

         (i) The Company and the Bank have good and marketable title to all real property and other assets material to the business of the Company and the Bank and to those properties and assets described in the Registration Statement and Prospectus as owned buy them, free and clear of all liens, charges, encumbrances or restrictions, except as described therein or are not material to the business of the Company and the Bank, taken as a whole; and all of the leases and subleases material to the business of the Company and the Bank, including those described in the Registration Statement and Prospectus, are in full force and effect and the Company and the Bank are complying therewith in all material respects.


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Keefe, Bruyette & Woods, Inc.
Page 7



         (j)  The  Company  and  the  Bank  have  all  such  power,   authority,
authorizations, approvals and orders as may be required to enter into and perform this Agreement; the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of the Company and the Bank and this Agreement has been validly executed and delivered by the Company and the Bank and is the valid, legal and binding Agreement of the Company and the Bank enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws relating to or affecting the enforcement or creditors' rights generally or the rights of creditors of insured financial institutions and their holding companies, the accounts of whose subsidiaries are insured by the FDIC, (ii) general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law, or (iii) laws relating to the safety and soundness of insured depository institutions and their affiliates as set forth in 12 U.S.C. ss.1818(b), and except to the extent, if any, that the provisions of Sections 6 and 7 hereof may be unenforceable as against public policy or
Section 23A of the Federal Reserve Act, as amended ("Section 23A").

         (k) The execution, delivery and performance of this Agreement by the Company and the Bank shall not conflict with, or result in a breach of, any of the terms, provision or conditions of, or constitute a default (or event which with notice or lapse of time or both would constitute a default) under, the articles of incorporation or bylaws of the Company or the charter and bylaws of the Bank.

         (l) The Company and the Bank are not in violation of any directive from the Office of Thrift Supervision ("OTS"), FDIC or any other governmental agency to make any change in the method of conducting their businesses so as to comply in all material respects with all applicable statutes and regulations and, except as set forth in the Registration Statement and the Prospectus, there is no suit, proceeding, charge or action before or by any court, regulatory authority or governmental agency or body, pending or, to the best knowledge of the Company and the Bank, threatened, which might materially and adversely affect the Offering, the performance of this Agreement, the consummation of the transactions contemplated hereby and as described in the Registration Statement and the Prospectus or which might have a material adverse affect on the financial condition, earnings, capital, properties, assets or business of the Company or the Bank, taken as a whole.

         (m) The consolidated financial statements (including the related notes) of the Company which are included in the Registration Statement and the Prospectus present fairly the financial condition, results of operations, retained earnings and cash flows of the Company at the respective dates thereof and for the respective periods covered thereby, and comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Commission, and generally accepted accounting principles ("GAAP") consistently applied through the periods involved (except as noted therein). The



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Keefe, Bruyette & Woods, Inc.
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other  financial,  statistical  and pro  forma  information  and  related  notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements of the Company included in the Registration Statement and the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been properly applied on the bases described therein.

         (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein: (i) there has not been any material adverse change in the financial condition, earnings, capital, properties or business of the Company and the Bank, considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has not been any material increase in loans past due 90 days or more or in real estate acquired by foreclosure, by deed-in-lieu of foreclosure, or deemed in-substance foreclosure, (iii) there has not been any material decrease in surplus and reserves or total assets of the Bank, (iv) neither the Company nor the Bank has issued any securities or incurred any liability or obligation for borrowing other than in the ordinary course of business; (v) there have not been any transactions entered into by the Company or the Bank, except with respect to those transactions entered into in the ordinary course of business; (vi) the properties and business of the Company and the Bank conform in all material respects to the descriptions thereof contained in the Prospectus; and (vii) neither the Company nor the Bank has any material contingent liabilities except as disclosed in the Prospectus.

         (o) Neither the Company nor the Bank is in violation of its articles of incorporation or bylaws or charter or bylaws, as applicable, or in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, lease, loan agreement, indenture or other instrument to which it is a party or by which it or any of its property may be bound, which would result in a material adverse effect on the financial condition, earnings, capital, assets, properties or business of the Company and the Bank, considered as one enterprise.

         (p) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a material default on the part of the Company or the Bank in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other instrument or agreement to which the Company or the Bank is a party or by which any of them or any of their property is bound or affected, except such defaults which would not have a material adverse affect on the financial condition, earnings, capital, assets, properties or business of the Company and the Bank, considered as one enterprise; and such agreements are in full force and effect and no other party to any such agreements has instituted or, to the best knowledge of the Company and the Bank, threatened any action or proceeding wherein the Company or the Bank might be alleged to be in default thereunder under circumstances where such action or proceeding, if determined adversely to the Company or the Bank, would have a material adverse



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Keefe, Bruyette & Woods, Inc.
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effect on the financial  condition,  earnings,  capital,  assets,  properties or business of Company and the Bank, considered as one enterprise.

         (q) There is no contract or other document which is required by the Act or by the Rules and Regulations to be described in the Registration Statement, or the Prospectus, to be filed as an exhibit to the Registration Statement which has not been described or filed as required.

         (r)   Notwithstanding    Subscription   Rights   granted   to   Current
Shareholders, no preemptive rights exist with respect to the Shares.

         (s) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Act or the execution by the Company of this Agreement, have the right (other than a right which has been waived or satisfied) to request or demand that the Company register under the Act securities held by them except as set forth in the Registration Statement and the Prospectus.

         (t) The Company has not taken within the 90 day period preceding the date of this Agreement, and agrees that it will not take, directly or indirectly, any action which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company.

         (u) No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement or the issuance of the Shares, except for the approvals of the Commission and any necessary qualification, notification, registration or exemption under the Blue Sky Laws of the various jurisdictions in which the Shares are to be offered.

         (v) KPMG Peat Marwick LLP, whose report appears in the Prospectus, are, with respect to the Company and the Bank, independent public accountants within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants and the 1933 Act Regulations.

         (w) The Company and the Bank have timely filed all required federal, state and local tax returns; and the Company and the Bank have paid all taxes due and payable in respect of such returns, and except where permitted to be extended, and have made adequate reserves for similar future tax liabilities and no deficiency has been asserted with respect thereto by any taxing authority.

         (x) The Bank complies in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder.


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Keefe, Bruyette & Woods, Inc.
Page 10



         (y) Neither the Company nor the Bank has lent any funds for the purchase of Shares or has made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

         (z) Neither the Company nor the Bank has: (i) issued any securities within the last 18 months (except for notes to evidence other bank loans or other liabilities in the ordinary course of business or as described in the Prospectus and with respect to the Company); (ii) had any dealings within the immediate prior 12 months with any NASD member, or any person related to or associated with such member, other than discussions and meetings relating to the Offering and purchases and sales of United States government and agency and other securities in the ordinary course of business; (iii) entered into a financial or management consulting agreement except as contemplated hereunder and except for the Letter Agreement; and (iv) engaged any intermediary other than the Agent in connection with the Offering, and no person is being compensated in any manner for such service.

         (aa) The Company and the Bank have not relied upon the Agent or the Agent's counsel for any legal, tax or accounting advice in connection with the Offering.

         (bb) All documents delivered by the Bank or the Company or their representatives in connection with the issuance and sale of the Common Stock and the Agent's exercise of due diligence, were, on the dates on which they were delivered, accurate and complete in all material respects or were amended in writing to be accurate and complete in all material respects.

         (cc) To the best knowledge of the Company, the Company and the Bank comply with all laws, rules and regulations relating to environmental protection, and neither the Company nor the Bank has been notified or is otherwise aware that either of them is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Federal, state or local environmental laws and regulations; no action, suit, regulatory investigation or other proceeding is pending, or to the best knowledge of the Company and the Bank, threatened against the Company or the Bank relating to environmental protection, nor does the Company or the Bank have any reason to believe any such proceedings may be brought against either of them; and to the best knowledge of the Company and the Bank, no disposal, release or discharge of hazardous or toxic substances, pollutants or contaminants, including petroleum and gas products, as any of such terms may be defined under federal, state or local law, has occurred on, in, at or about any facilities or properties owned or leased by the Company or the Bank or in which the Bank has a security interest.

         Any certificate signed by an officer of the Company or the Bank pursuant to the conditions of this Agreement and delivered to the Agent or its counsel that refers to this Agreement shall be deemed to be a representation and



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Keefe, Bruyette & Woods, Inc.
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warranty  by the  Company  or the Bank to the  Agent as to the  matters  covered thereby with the same effect as if such representation and warranty were set forth herein.

         Section 4. Covenants of the Company. The Company hereby covenants with the Agent as follows:

         (a) From the time the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), became effective and up to the Closing Date, the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), and any information regarding the Company or the Bank contained in Sales Information (as such term is defined in Section 6 hereof) authorized by the Company for use in connection with the Offering, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the covenant in this Section 4(a) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company or the Bank by the Agent expressly regarding the Agent for use in the Prospectus under the captions "Market for Common Stock and Dividends" and "The Offering -- Marketing Arrangements."

         (b) At any time after the date the Registration Statement is declared effective, the Company shall not file any amendment or supplement to the Registration Statement without providing the Agent and its counsel an opportunity to review such amendment or supplement, and shall not file any amendment or supplement to which the Agent or its counsel shall reasonably object.

         (c) The Company shall notify the Agent in writing of any violation of the articles of incorporation and bylaws of the Company and the charter and bylaws of the Bank at any time after the date hereof and prior to the Closing Date. Unless waived in writing by the Agent, which waiver shall not be unreasonably withheld, the Company shall not be in violation of its articles of incorporation or bylaws, and the Bank shall not be in violation of its charter or bylaws, at any time after the date hereof and prior to the Closing Date.

         (d) The Company and the Bank shall use their best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the Commission and shall immediately notify the Agent upon receipt of any information concerning any of the following events: (i) when any post-effective amendment to the Registration Statement has become effective; (ii) when any comments from the Commission or any other governmental entity are issued with respect to the Registration Statement or the transactions contemplated by this Agreement; (v) when any request is made by the Commission or any other governmental entity for any amendment or supplement to the Registration Statement or for any other additional information; (vi) when the Commission or any other governmental entity issues any order or takes or threatens any action



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Keefe, Bruyette & Woods, Inc.
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to suspend the Offering, the effectiveness of the Registration Statement, or the use of the Prospectus; (vii) the issuance by the Commission or any other governmental authority of any stop order suspending the effectiveness of the Registration Statement, or of the initiation or threat of initiation of any proceedings for any such purpose; or (viii) the occurrence of any event mentioned in paragraph (h) below; and the Company and the Bank shall take every reasonable effort to prevent the issuance by the Commission, the OTS or any state authority of any order referred to in (vi) and (vii) above, and if any such order shall at any time be issued, to obtain the lifting thereof at the earliest possible time.

         (e) The Company shall deliver to the Agent and to its counsel two conformed copies of the Registration Statement as originally filed and of each amendment or supplement thereto. The Company shall also deliver such additional copies of the foregoing documents to counsel to the Agent as may be required for any NASD filings.

         (f) The Company shall furnish to the Agent, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 ("1934 Act"), such number of copies of such Prospectus as the Agent may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the rules and regulations promulgated under the 1934 Act ("1934 Act Regulations"); and the Company authorizes the Agent to use the Prospectus in any lawful manner in connection with the sale of the Shares.

         (g) The Company and the Bank shall comply with any and all terms, conditions, requirements and provisions with respect to the transactions contemplated hereby imposed by the Commission to be complied with subsequent to the Closing Date; and when the Prospectus is required to be delivered, the Company and the Bank shall comply, at their own expense, with all requirements imposed upon them by the Commission, including, without limitation, Rule 10b- 5 under the 1934 Act, in each case as from time to time in force, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

         (h) If, at any time during the period when the Prospectus is required to be delivered, any event relating to or affecting the Company or the Bank shall occur, as a result of which it is necessary or appropriate, in the opinion of counsel for the Company and the Bank or in the opinion of the Agent's counsel, to amend or supplement the Registration Statement or Prospectus in order to make the Registration Statement or Prospectus not misleading in light of the circumstances existing at the time the Prospectus is delivered, the Company shall, at its own expense, prepare and file with the Commission and the OTS and furnish to the Agent a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or Prospectus (in form and substance satisfactory to the Agent and its counsel after a reasonable time for review) which shall amend or supplement the Registration Statement or Prospectus, so that as amended or supplemented the Registration Statement and the Prospectus shall not contain an untrue statement



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Keefe, Bruyette & Woods, Inc.
Page 13


of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading.

         (i) The Company shall each timely furnish to the Agent such information with respect to the Company and the Bank as the Agent may from time to time reasonably request.

         (j) The Company shall take all necessary action required to register the Shares for offering and sale by the Company or to exempt such Shares from registration and to exempt the Company as a broker-dealer and its officers, directors and employees as broker-dealers or agents under the Blue Sky Laws of such jurisdictions as the Agent may reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to quality to do business in any jurisdiction in which it is not so qualified; and in each jurisdiction where any of the Shares shall have been qualified or registered the Company shall prepare and file, at its own expense, such statements and reports as may be required by the laws of such jurisdiction.

         (k) The Company shall not sell or issue, contract to sell or otherwise dispose of, for a period of 180 days after the Closing Date, without the prior written consent of the Agent, any shares of Common Stock other than in connection with any plan or arrangement described in the Prospectus.

         (l) The Company shall cause each officer of the Company specified by the Agent and each director of the Company to furnish to the Agent, on or prior to the date of this Agreement, an agreement pursuant to which each such person shall agree not to sell or otherwise dispose of, or offer or contract to sell any shares of Common Stock or any securities convertible with respect to the Common Stock for 180 days after the Closing Date, except with the Agent's prior written consent (which consent shall not be unreasonably withheld);

         (m) The Common Stock shall be the subject of an effective registration statement under Section 12(g) of the 1934 Act as of the Closing Date and the Company shall maintain the effectiveness of such registration for not less than three years.

         (n) During the period during which the Common Stock is registered under the 1934 Act or for three years from the Closing Date, whichever period is greater, the Company shall furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report in accordance with Rule 14a-3(b) of the 1934 Act Regulations.

         (o) During the period of three years from the Closing Date, the Company shall furnish to the Agent: (i) as soon as practicable after such information is publicly available, a copy of each report of the Company furnished to or filed with the Commission under the 1934 Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted



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Keefe, Bruyette & Woods, Inc.
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(including,  but not  limited to,  reports on Forms  10-K,  10-Q and 8-K and all proxy statements and annual reports to stockholders), (ii) if requested, a copy of each other non-confidential report of the Company mailed to its stockholders or filed with the Commission, the OTS or any other supervisory or regulatory authority or any national securities exchange or system on which any class of securities of the Company is listed or quoted, each press release and material news items and additional documents and information with respect to the Company or the Bank as the Agent may reasonably request; and (iii) from time to time, such other nonconfidential information concerning the Company or the Bank as the Agent may reasonably request.

         (p) The Company and the Bank shall use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds."

         (q) The Company shall not distribute any prospectus (as defined in Section 2(10) of the 1933 Act) other than the Prospectus and the Sales Information (as defined in Section 6 hereof) in connection with the offer and sale of the Shares without first notifying the Agent.

         (r) The Company shall use its best efforts to (i) encourage and assist two market makers to establish and maintain a market for the Shares and (ii) list the Shares on a national securities exchange or on The Nasdaq Stock Market effective on or prior to the Closing Date.

         (s) As described in the Prospectus, the Company shall deposit all funds received from subscribers with the Subscription Agent until the Closing Date and the satisfaction of all conditions precedent to the release of the Shares, or until refunds of such funds have been made to the persons entitled thereto.

         (t) The Company shall take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the NASD's "Interpretation Relating to Free Riding and Withholding."

         (u) From the date of this Agreement up to the Closing Date, the records of stockholders shall be accurate, reliable and complete in all material respects; and the Agent, who shall assist the Company in its allocation of the Shares in the event of an oversubscription in the Subscription Offering, shall have no liability to any person for the accuracy, reliability and completeness of such records or for any denial or reduction of a subscription or order to purchase Common Stock, whether as a result of a properly calculated allocation pursuant to the instructions of the Company otherwise, based upon such records.

         (v) The Company shall comply with the provisions of Rule 158 of the 1933 Act Regulations.

Keefe, Bruyette & Woods, Inc.
Page 15


         (w) The Company shall file with the Commission, within the required time period, a Report of Sales of Securities and Use of Proceeds Therefrom on Form SR pursuant to Rule 463 of the 1933 Act Regulations.

         (x) The Company shall use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 5 hereof.

         (y) The Company shall, and shall cause the Bank to, conduct its businesses in material compliance with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the OTS and the FDIC.

         Section 5. Conditions to the Agent's Obligations. The Agent's obligations hereunder are subject, to the extent not waived in writing by the Agent, to the condition that all representations and warranties of the Company herein are, at and as of the commencement of the Offering and at and as of the Closing Date, true and correct in all material respects, the condition that the Company shall have performed all of their obligations hereunder to be performed on or before such dates, and to the following further conditions:

         (a) The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m. on the date of this Agreement, or with the Agent's consent at a later time and date; and at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefore initiated or threatened by the Commission, or any state authority and no order or other action suspending the authorization of the Prospectus shall have been issued or proceedings therefore initiated or, to the best of the Company's knowledge, threatened by the Commission, or any other federal or state authority.

         (b)      At the Closing Date, the Agent shall have received:

                  (1) The favorable opinion, dated as of the Closing Date and addressed to the Agent for their benefit, of Igler & Dougherty, Tallahassee, Florida, counsel for the Company and the Bank, in form and substance to the effect that:

                           (i) The  Company  has been duly  incorporated  and is
                  validly existing and in good standing under the laws of the State of Florida and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Company is qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, or business of the Company.

Keefe, Bruyette & Woods, Inc.
Page 16



                           (ii) The Bank has been chartered and is validly existing as a federally-chartered savings bank in stock form of organization under the laws of the United States of America with full corporate power and authority to conduct its business and own its property as described in the Registration Statement and Prospectus; the Bank is qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would have a material adverse effect on the financial condition, results of operations or the business of the Bank; all of the issued and outstanding capital stock of the Bank is duly authorized and validly issued, fully paid and non-assessable, and all such capital stock is owned of record and beneficially by the Company, free and clear of any liens, encumbrances or claims.

                           (iii) The Bank is a member of the  FHLB-Atlanta;  the
                  deposit accounts of the Bank are insured by the FDIC under the SAIF up to the maximum amount allowed under law; and, to such counsel's knowledge, no proceedings for the termination or revocation of such membership or insurance are pending or threatened.

                           (iv) The execution and delivery of this Agreement and
                  the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of the Company and the Bank; and this Agreement is a valid and binding obligation of the Company and the Bank, enforceable in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law and except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of savings institutions and their holding companies or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and Section 23A.

                           (v) Upon consummation of the Offering, the authorized, issued and outstanding capital stock of the Company shall be within the range set forth in the Prospectus under the caption "Capitalization," upon consummation of the Offering, the Shares subscribed for pursuant to the Offering shall have been duly and validly authorized for issuance, and when issued and delivered by the Company against payment of the consideration calculated as set forth in the Prospectus, shall be duly and validly issued, fully paid and non-assessable; except for the Subscription Rights, the issuance of the Shares is not subject to preemptive rights;

Keefe, Bruyette & Woods, Inc.
Page 17


                  the terms and provisions of the Shares conform to the description thereof contained in the Prospectus; and the form of certificate used to evidence the Common Stock is in due and proper form.

                           (vi) The  execution  and delivery of this  Agreement,
                  the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not
                  (A) result in any violation of the provisions of the articles of incorporation, charter or bylaws of the Company or the Bank, (B) constitute a breach of, or default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Bank is a party or by which any of them may be bound, or to which any of the property or assets of the Company or the Bank is subject that individually or in the aggregate, would have a material adverse effect on the financial condition, results of operations or business of the Company and the Bank considered as one enterprise, or (C) violate Florida or federal law or regulations or any existing obligation of the Company or the Bank under any court or regulatory order, writ, injunction or decree that specifically names the Company or the Bank and that is specifically directed to any of them or their property.

                           (vii) No further approval, registration, authorization, consent or other order of or notice to any governmental agency is required in connection with the execution and delivery of this Agreement and the issuance of the Shares.

                           (viii) The  Registration  Statement has been declared
                  effective under the 1933 Act and no stop order suspending the effectiveness has been issued or proceedings therefor initiated or, to such counsel's knowledge, threatened by the Commission or any other governmental agency.

                           (ix) At the  time  that  the  Registration  Statement
                  became effective, the Registration Statement, including the Prospectus (except as to financial statements, the notes thereto, and financial tables included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                           (x) To such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against the Company or the Bank or principals of the Company or the Bank that are required to be disclosed in the Registration Statement and the Prospectus other than those disclosed therein (provided that for this purpose such counsel need not regard any litigation or governmental proceeding to

Keefe, Bruyette & Woods, Inc.
Page 18


                  be "threatened" unless the potential litigant or governmental authority has manifested to the management of the Company or the Bank or to such counsel, a present intention to initiate such litigation or proceeding).

                           (xi) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or required to be filed as exhibits to the Registration Statement or other than those described or referred to therein or filed as exhibits thereto.

                           (xii) Neither the Company nor the Bank is in violation of its articles of incorporation and bylaws, or charter and bylaws, respectively.

                           (xiii) Neither the Company nor the Bank is in violation of any directive from the OTS or the FDIC to make any material change in the method of conducting its respective business.

                           (xiv) The  information  in the  Prospectus  under the
                  captions "Regulation," "Certain Restriction on Acquisition of the Company," "Taxation," and "Description of Capital Stock," to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is accurate and complete in all material respects.

                           (xv) To such counsel's knowledge, the Company and the
                  Bank have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses as described in the Registration Statement and Prospectus, except for licenses, approvals or authorizations the failure of which to have would not result in a material adverse change in the financial condition, results of operation or the business of the Company and the Bank, taken as a whole, and, to such counsel's knowledge, all such licenses, permits and other governmental authorizations are in full force and effect, and, to such counsel's knowledge, the Company and the Bank are in all materials respects complying therewith.

                           (xvi) To such counsel's knowledge, neither the Company nor the Bank is in default or violation in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Bank is a party or by which the Company or the Bank or any of their property may be bound in any respect that would have a material adverse effect on the

Keefe, Bruyette & Woods, Inc.
Page 19


                  financial condition or results of operations of the Company and the Bank, taken as a whole.

         In giving such opinion, such counsel may rely as to all matters of fact on certificates of officers or directors of the Company and the Bank and certificates of public officials. All references "to such counsel's knowledge" in such opinion shall have the meaning of "actual knowledge" as set forth in the American Bar Association Legal Opinion Accord (1991) ("Accord"). For purposes of such opinion, no proceedings shall be deemed to be pending, no order or stop order shall be deemed to be issued, and no action shall be deemed to be instituted unless, in each case, a director or executive officer of the Company or the Bank, or their counsel, shall have received a copy of such proceedings, order, stop order or action. Such counsel may assume that any agreement is the valid and binding obligation of any parties to such agreement other than the Company or the Bank.

         In addition, such counsel shall provide a letter stating that during the preparation of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and other representatives of the Bank and the Company, representatives of the Agent, counsel to the Agent, and representatives of the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon and do not assume the responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to factual matters on certificates of officers and other factual representations by the Bank and the Company), nothing has come to such counsel's attention that caused such counsel to believe that the Registration Statement at the time it was declared effective by the SEC or the Prospectus as of its date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel shall express no comment or opinion with respect to the financial statements, schedules and other financial information and statistical data included in the Registration Statement and Prospectus).

                  (2) The favorable opinion, dated as of the Closing Date, of Breyer & Aguggia, Washington, D.C., counsel to the Agent, with respect to such matters as the Agent may reasonably require. Such opinion may rely, as to matters of fact, upon certificates of officers and directors of the Company and the Bank delivered pursuant hereto or as such counsel shall reasonably request.

         (c) At the Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the Closing Date, that states: (i) they have reviewed the Prospectus and, at the time the Registration Statement was declared effective by the Commission,



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Keefe, Bruyette & Woods, Inc.
Page 20


the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus and as of the Closing Date, no material adverse change in the financial condition or in the earnings, capital, properties or business of the Company and the Bank, considered as one enterprise, has occurred and no other event has occurred, which should have been set forth in an amendment or supplement to the Prospectus which has not been so set forth, and the conditions set forth in this Section 5 have been satisfied; (iii) the representations and warranties in Section 3 are true and correct with the same force and effect a though expressly made at and as of the Closing Date; (iv) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and shall comply in all material respects with all obligations to be satisfied by it after the Closing Date; (v) no stop order suspending the effectiveness of the Registration Statement has been initiated or, to the best knowledge of the Company, threatened by the Commission or any state authority; (vi) no order suspending the Offering or the effectiveness of the Prospectus has been issued or are pending or, to the best knowledge of the Company, threatened by the OTS, the Commission, or any other authority.

         (d) Prior to and at the Closing Date: (i) in the reasonable opinion of the Agent, there shall have been no material adverse change in the financial condition, or in the earnings or business of the Company and the Bank, considered as one enterprise, from that as of the latest dates as of which such condition is set forth in the Prospectus other than transactions referred to or contemplated therein; (ii) the Company or the Bank shall not have received any directive from the OTS or the FDIC to make any material change in the method of conducting their business with which it has not complied (which directive, if any, shall have been disclosed to the Agent) or which materially and adversely would affect the business, operations or financial condition or income of the Company and the Bank, considered as one enterprise; (iii) the Company and the Bank shall not have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any outstanding indebtedness; (iv) no action, suit or proceedings, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the best knowledge of the Company, threatened against the Company or the Bank or affecting any of their properties wherein an unfavorable decision, ruling or finding would materially and adversely affect the business operations, financial condition or income of the Company and the Bank, considered as one enterprise; and (v) the Shares have been qualified or registered for offering and sale under the Blue Sky Laws of the jurisdictions in which the Shares have been offered for sale.

         (e) Concurrently with the execution of this Agreement, the Agent shall receive a letter from KPMG Peat Marwick LLP dated the date hereof and addressed to the Agent: (i) confirming that KPMG Peat Marwick LLP are independent public accountants within the meaning of the 1933 Act, the 1933 Act Regulations, 12 CFR
Section  571.2(c)(3)  and  the  Code  of  Professional  Ethics  of the  American



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Keefe, Bruyette & Woods, Inc.
Page 21


Institute of Certified Public Accountants, and stating in effect that in their opinion the financial statements of the Company as of December 6, 1996 and 1995 and for the years ended December 31, 1996, 1995, and 1994 included in the Registration Statement and the Prospectus and covered by their opinion included therein, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations and GAAP applied consistently; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company prepared by the Company, a reading of the minutes of the meetings of the Boards of Directors of the Bank and the Company and the stockholders of the Company, and consultations with officers of the Bank responsible for financial and accounting matters, nothing came to its attention which caused it to believe that: (A) the unaudited financial statements of the Company included in the Prospectus are not in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus; and (B) during the period from that date of the latest audited financial statements included in the Prospectus to a specified date not more than three business days prior to the date hereof, there was any increase in borrowings or in non-performing assets by the Company or the Bank; and (C) except as otherwise discussed in the Prospectus, there was any decrease in retained earnings of the Company at the date of such letter as compared with amounts shown in the latest audited statement of condition included in the Prospectus or there was any decrease in net income or net interest income of the Bank for the number of full months commencing immediately after the period covered by the latest audited income statement included in the Prospectus and ended on the latest month end prior to the date of the Prospectus or in such letter as compared to the corresponding period in the preceding year (included in the Recent Developments Section of the Prospectus); and (iii) stating that, in addition to the audit referred to in its opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (f), it has compared with the general accounting records of the Company, which are subject to the internal controls of the Company's accounting system and other data prepared by the Company directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as the Agent may reasonably request, and they have found such amounts and percentages to be in agreement therewith.

         (f) At the Closing Date, the Agent shall receive a letter from KPMG Peat Marwick LLP dated the Closing Date, addressed to the Agent, confirming the statements made by them in the letter delivered by them pursuant to subsection
(e) of this Section 5, the "specified date" referred to in clause (ii) of subsection (e) thereof to be a date specified in such letter, which shall not be more than three business days prior to the Closing Date.

         (g) The Company and the Bank shall not have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with their businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and Prospectus.

Keefe, Bruyette & Woods, Inc.
Page 22



         (h) At or prior to the Closing Date, the Agent shall receive: (i) a copy of the order from the Commission declaring the Registration Statement effective; (ii) a certificate from the OTS evidencing the existence of the Bank;
(iv) a certificate of good standing from the State of Florida evidencing the good standing of the Company; (v) a certificate from the FDIC evidencing the Bank's insurance of accounts; (vi) a certificate of the FHLB-Atlanta evidencing the Bank's membership therein, and (vii) any other documents that the Agent shall reasonably request.

         (i) At or prior to the Closing Date, there shall not have occurred any of the following: (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange or in the over-the-counter market, or quotations halted generally on The Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or The Nasdaq Stock Market or by order of the Commission or any other governmental authority; (ii) a general moratorium on the operations of commercial banks, Florida or federal savings and loan associations or a general moratorium on the withdrawal of deposits from commercial banks, Florida or federal savings and loan associations declared by federal or state authorities; (iii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date hereof, of a national emergency or war; or (iv) a material decline in the price of equity or debt securities in the effect of any of the above in the Agent's reasonable judgment, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and Prospectus.

         Section 6.  Indemnification.

         (a) The Company and the Bank jointly and severally agree to indemnify and hold harmless the Agent, its officers, directors, agents, servants and employees and each person, if any, who controls the Agent within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, that the Agent or any of them may suffer or to which the Agent and any such persons may become subject under all applicable federal or state laws or otherwise, and to promptly reimburse the Agent and any such persons upon written demand for any expenses (including reasonable fees and disbursements of counsel) incurred by the Agent or any of them in connection with investigating, preparing to defend or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), Prospectus (or any amendment or supplement thereto), or any blue sky application or other instrument or document executed by the Company or based upon written information supplied by the Company filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom, or provided to any state or jurisdiction to exempt the

Keefe, Bruyette & Woods, Inc.
Page 23


Company as a broker-dealer or its officers, directors and employees as broker-dealers or agents, under the securities laws thereof (collectively, the "Blue Sky Application"), or any application or other document, advertisement, oral statement or communication ("Sales Information") prepared, made or executed by or on behalf of the Company based upon written or oral information furnished by or on behalf of the Company, whether or not filed in any jurisdiction, in order to qualify or register the Shares or to claim an exemption therefrom under the securities laws thereof; (ii) arise out of or based upon the omission or alleged omission to state in any of the foregoing documents or information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information or other documentation distributed in connection with the Offering; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statement or alleged untrue material statements in, or material omission or alleged material omission from, the Registration Statement (or any amendment or supplement thereto), Prospectus (or any amendment or supplement thereto), any Blue Sky Application or Sales Information made in reliance upon and in conformity with information furnished in writing to the Company by the Agent regarding the Agent; and provided further, however, that the Company and the Bank shall not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or action is found in a final judgment by a court of competent jurisdiction to have resulted from the Agent's bad faith or gross negligence.

         (b) The Agent agree to indemnify and hold harmless the Company their directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses), joint or several, which they, or any of them, may suffer or to which they, or any of them may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Company and any such persons upon written demand for any expenses (including reasonable fees and disbursements of counsel) incurred by them, or any of them, in connection with investigating, preparing to defend or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the Prospectus (or any amendment or supplement thereto), or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Agent's obligations under this
Section 8(b) shall exist only if and only to the extent (i) that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Registration Statement (or any

Keefe, Bruyette & Woods, Inc.
Page 24


amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto) or and Blue Sky Application or Sales Information in reliance upon and in conformity with information furnished in writing to the Company by the Agent regarding the Agent.

         (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 11 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume defense of such action with counsel chosen by it and approved by the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (and any special counsel that said firm may retain) for each indemnified party in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) The agreements in this Section 6 and in Section 7 hereof and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of: (i) any investigation made by or on behalf of the Agent or their officers, directors or controlling persons, agents or employees or by or on behalf of the Company or any officers, directors or controlling persons, agents or employees of the Company; (ii) delivery of and payment hereunder for the Shares; or (iii) any termination of this Agreement. To the extent applicable, the Company's, the Bank's and the Agent's obligations under this Section 6 are subject to and limited by public policy and the provisions of applicable law, including Section 23A.

         Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, the Bank or the Agent, as the case may be, the Company, the Bank and the Agent shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding of any claims asserted, but after deducting any contribution received by the Company, the Bank or the Agent from persons

Keefe, Bruyette & Woods, Inc.
Page 25


other than the other party thereto, who may also be liable for contribution) in such proportion so that the Agent is responsible for that portion represented by the percentage that the fees and expenses paid to the Agent pursuant to Section 2 of this Agreement bears to the gross proceeds received by the Company from the sale of the Shares in the Offering, and the Company and the Bank shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6 above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault of the Company and the Bank, on the one hand, and the Agent, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereto), but also the relative benefits received by the Company and the Bank, on the one hand, and the Agent, on the other, from the Offering (before deducting expenses). The relative benefits received by the Company and the Bank, on the one hand, and the Agent, on the other, shall be deemed to be in the same proportion as the gross proceeds from the Offering received by the Company bear to the total fees and expenses received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission alleged omission to state a material fact relates to information supplied by the Company or the Bank, on the one hand, or the Agent, on the other, and the parties' relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Bank and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro-rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be required to contribute any amount which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement. It is understood that the above stated limitation on the Agent's liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. The obligations of the Company and the Bank under this Section 7 and under Section 6 shall be in addition to any liability which the Company and the Bank may otherwise have. For purposes of this Section 7, each of the Agent's, the Company's or the Bank's officers and directors and each person, if any, who controls the Agent or the Company or the Bank within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Agent, the Company or the Bank. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 7, shall

Keefe, Bruyette & Woods, Inc.
Page 26


notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 7. To the extent applicable, the Company's, the Bank's and the Agent's obligations under this Section 7 are subject to and limited by public policy and the provisions of applicable law.

         Section 8. Survival of Agreements, Representations and Indemnities. The respective indemnities of the Company, the Bank and the Agent, and the representations and warranties and other statements of the Company set forth in or made pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Agent, the Company, the Bank or any controlling person referred to in Section 6 hereof, and shall survive the issuance of the Shares, and any legal representative, successor or assign of the Agent, the Company, the Bank, and any such controlling person shall be entitled to the benefit of the respective agreements, indemnities, warranties and representations.

         Section 9. Termination. (a) The Agent may terminate its obligations under this Agreement by giving the notice indicated below in subsection (b) at any time after this Agreement becomes effective as follows:

                  (i) In the event the Company fails to sell the minimum number of Shares by the End Date, this Agreement shall terminate upon refund by the Bank to each person who has subscribed for or ordered any of the Shares the full amount which it may have received from such person, and no party to this Agreement shall have any obligation to the other hereunder, except for payment by the Company or the Bank as set forth in Sections 2, 6, 7 and 8 hereof.

                  (ii) If any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement unless waived in writing, or by the Closing Date, this Agreement and all of the Agent's obligations hereunder may be canceled by the Agent by notifying the Company and the Bank of such cancellation as provided in
         Section 10 hereof in writing or at any time at or prior to the Closing Date, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 2, 6, 7 and 8 hereof.

                  (iii) In the event either the Company is in material breach of the representation and warranties or covenants contained in Sections 3 and 4 and such breach has not been cured after the Company has provided such Agent with notice of such breach.

         (b) If the Agent elects to terminate this Agreement with respect to it as provided in this Section 9, the Company shall be notified promptly by telephone, confirmed by letter.

Keefe, Bruyette & Woods, Inc.
Page 27


         (c) This Agreement may also be terminated by mutual written consent of the parties hereto.

         Section 10. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be mailed in writing and if sent to the Agent shall be mailed or delivered and confirmed to Charles Webb & Company, 211 Bradenton, Dublin, Ohio 43017- 5034, Attention: Patricia A. McJoynt; (with a copy to Breyer & Aguggia, 1300 I Street, N.W., Suite 470 East, Washington, D.C. 20005, Attention: Paul M. Aguggia, Esquire), if sent to the Company and the Bank, shall be mailed or delivered and confirmed to the Company and the Bank at 1211 Orange Avenue, Winter Park, Florida 32789, Attention: James V. Suskiewich, President and Chief Executive Officer (with a copy to Igler & Dougherty, 1501 Park Avenue East, Tallahassee, Florida 32301, Attention: A. George Igler, Esquire).

         Section 11. Parties. The Company and the Bank shall be entitled to act and rely on any request, notice, consent, waiver or agreement given on behalf of the Agent when the same shall have been given by the undersigned. The Agent shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Company, when the same shall have been given by the undersigned or any other officer of the Company. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Agent, the Company, the Bank, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

         Section 12. Entire Agreement. It is understood and agreed that this Agreement is the exclusive agreement among the paries hereto, and supersedes any prior agreement among the parties (except for specific references herein to the Letter Agreement) and may not be varied except in writing signed by all the parties.

         Section 13. Partial Invalidity. In the event that any term, provision or covenant herein or the application thereof to any circumstance or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstances or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

         Section  14.  Construction.   This  Agreement  shall  be  construed  in
accordance with the laws of the State of Ohio, except to the extent that federal law shall apply.

         Section 15. Counterparts. This Agreement may be executed in separate counterparts, each of which so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.


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Keefe, Bruyette & Woods, Inc.
Page 28


         If the foregoing correctly sets forth the arrangement among the Company, the Bank, and the Agent, please indicate acceptance thereof in the space provided below for that purpose, whereupon this letter and the Agent's acceptance shall constitute a binding agreement.

                                                     Very truly yours,


FEDERAL TRUST CORPORATION




By:
         Mr. James V. Suskiewich
         Chief Executive Officer



FEDERAL TRUST BANK




By:
         Mr. James V. Suskiewich
         Chief Executive Officer



Accepted as of the date first above written

KEEFE, BRUYETTE & WOODS, INC.




By:
         Patricia A. McJoynt
         Executive Vice President

                                    EXHIBIT A

                            FEDERAL TRUST CORPORATION


                             Up to 2,701,672 Shares
                           (Par Value $0.01 Per Share)

                           Selected Dealers' Agreement


                            ___________________, 1997


Gentlemen:

         We  have  agreed  to  assist  Federal  Trust  Corporation,   a  Florida
corporation (the "Company") in connection with the offer and sale of up to 2,701,672 shares of common stock, par value $0.01 per share ("Common Stock"). The offering will not be consummated and all funds received with subscriptions will be returned without interest if a minimum of 1,000,000 shares of Common Stock are not sold. The price per share has been fixed at $_____. The Common Stock, the number of shares to be issued, and certain of the terms on which they are being offered, are more fully described in the enclosed Prospectus dated _________ __, 1997 ("Prospectus"). The Company, on a best efforts basis, is offering for sale such shares of Common Stock ("Shares"), in a Rights Offering (as defined in the Prospectus). Any Shares not sold in the Rights Offering shall be offered to the general public in the Community Offering (as defined in the Prospectus).

         The Common Stock is also being offered by broker-dealers licensed by the National Association of Securities Dealers, Inc. ("NASD") which have been approved by the Company ("Approved Brokers").

         We are offering the Approved Brokers (of which you are one) the opportunity to participate in the solicitation of offers to buy the Common Stock and we shall pay you a fee in the amount of ____ percent (____%) of the dollar amount of the Common Stock sold on behalf of the Company by you, as evidenced by the authorized designation of your firm on the order form or forms for payment therefor to the Company's subscription agent. It is understood, of course, that payment of your fee shall be made only out of compensation received by us for the Common Stock sold on behalf of the Company by you, as evidenced in accordance with the preceding sentence. As soon as practicable after the closing date of the offering, we shall remit to you, only out of our compensation as provided above, the fees to which you are entitled hereunder.

         Each order form for the purchase of Common Stock must set forth the identity and address of each person to whom the certificates for such Common Stock should be issued and delivered. Such order form also must clearly identify you firm in order for you to receive compensation. You shall instruct any subscriber who elects to send his order form to you to make any accompanying check payable to "__________________, Subscription Agent for Federal Trust Corporation."

         This offer is made subject to the terms and conditions herein set forth and is made only to Approved Brokers who are members in good standing of the NASD who are to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation With Respect to Free-Riding and Withholding and NASD Rule 2110.

         Orders for Common Stock shall be subject to confirmation and we, acting on behalf of the Company, reserve the right in our unfettered discretion to reject any order in whole or in part, to accept or reject orders in the order of their receipt or otherwise, and to allot. Neither you nor any other person is authorized by the Company, or by us to give any information or make any representations other than those contained in the Prospectus in connection with the sale of any of the Common Stock. No Approved Broker is authorized to act as agent for us when soliciting offers to buy the Common Stock from the public or otherwise. No Approved Broker shall engage in any stabilizing (as defined in Rule 100 of Regulation M promulgated under the Securities Exchange Act of 1934) with respect to the Company's Common Stock during the offering.

         We and each Approved Broker assisting in selling Common Stock pursuant hereto agree to comply with the applicable requirements of the Securities Exchange Act of 1934 and applicable state rules and regulations. Each customer-carrying selected dealer that is not a $250,000 net capital reporting broker/dealer agrees that it shall not use a sweep arrangement and that it shall transmit all customer checks by noon of the next business day after receipt thereof. In addition, we and each selected dealer confirm that the Securities and Exchange Commission interprets Rule 15c2-8 promulgated under the Securities Exchange Act of 1934 as requiring that a Prospectus be supplied to each person who is expected to receive a confirmation of sale 48 hours prior to delivery of such person's order form.

         We and each Approved Broker further agree that to the extent that your customers desire to pay for shares with funds held by or to be deposited with us, in accordance with the interpretations of the Securities and Exchange Commission of Rule 15c2-4 promulgated under the Securities Exchange Act of 1934, either (a) upon receipt of an executed order form or direction to execute an order form on behalf of a customer to forward the offering price of the Common Stock ordered on or before noon of the next business day following receipt or execution of an order form by us to the Company for deposit in a segregated account or (b) to solicit indications of interest in which event (i) we shall subsequently contact any customer indicating interest to confirm the interest and give instructions to execute and return an order form or to receive authorization to execute the order form on the customer's behalf, (ii) we shall mail acknowledgments of receipt of orders to each customer confirming interest on the business day following such confirmation, (iii) we shall debit accounts of such customers of the third business day ("Debit Date") following receipt of the confirmation referred to in (i), and (iv) we shall forward complete order forms together with such funds to the Company on or before twelve noon on the next business day and each selected dealer acknowledges that if the procedure in
(b) is adopted, our customers' funds are not required to be in their accounts until the Debit Date.

         Unless earlier terminated by us, this Agreement shall terminate upon the closing date of the Offering. We may terminate this Agreement or any provisions hereof any time by written or telegraphic notice to you. Of course, our obligations hereunder are subject to the successful completion of the Offering.

         You agree that at any time or times prior to the termination of this Agreement you shall, upon our request, report to us the number of shares of Common Stock sold on behalf of the Company by you under this Agreement.

         We shall have full authority to take such actions as we may deem advisable in respect of all matters pertaining to the offering. We shall be under no liability to you except for lack of good faith and for obligations expressly assumed by us in this Agreement.

                  Upon application to us, we shall inform you as to the states in which we believe the Common Stock has been qualified for sale under, or are exempt from the requirements of, the respective blue sky laws of such states, but we assume no responsibility or obligation as to your rights to sell Common Stock in any state.

         Additional copies of the Prospectus and any supplements thereto shall be supplied in reasonable quantities upon request.

         Any notice from us to you shall be deemed to have been duly given if mailed, telephoned, or telegraphed to you at the address to which this Agreement is mailed.

         This Agreement shall be construed in accordance with the laws of the State of Ohio.

Keefe, Bruyette & Woods, Inc.
Page 32

         Please confirm your agreement hereto by signing and returning the confirmations accompanying this letter at once to us at Keefe, Bruyette & Woods, Inc., 211 Bradenton, Dublin, Ohio 43017. The enclosed duplicate copy shall evidence the agreement between us.

KEEFE, BRUYETTE & WOODS, INC.




By:
     Patricia A. McJoynt
     Executive Vice President

CONFIRMED AS OF:



___________________, 1997




(Name of Dealer)

By:

Its:


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